UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2026

Fermi Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42888	33-3560468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Woodall Rodgers Fwy, Suite 1100 Dallas, TX 75201	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 894-7855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FRMI	The Nasdaq Stock Market LLC
Common Stock, $0.001 par value	FRMI	The London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On October 14, 2026, Fermi Inc. (the “Company”) posted a fact sheet containing additional information regarding its lease with TensorWave at the Project Matador site to its website at https://investor.fermiamerica.com/events-presentations. The fact sheet is furnished as Exhibit 99.1 and is incorporated herein by reference. The Company undertakes no obligation to update, supplement, or amend the materials attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K contain forward-looking statements within the meaning of the federal securities law. These statements are based on current expectations and assumptions and are subject to risks and uncertainties, any of which could cause actual results to differ materially.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	TensorWave Fact Sheet, dated October 14, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERMI INC.

Date: October 14, 2026	By:	/s/ George Wentz
	Name:	George Wentz
	Title:	General Counsel

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